                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        --------------------------------

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 1999

                         Saxon Asset Securities Company
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               (Exact name of registrant as specified in charter)

         Virginia                    34-0-20552                54-1810895
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant. Not Applicable.

Item 2. Acquisition or Disposition of Assets. Not Applicable.

Item 3. Bankruptcy or Receivership. Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5. Other Events.

     On November 30, 1999, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 1999-5, pursuant to a Trust Agreement dated as of November 1, 1999, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee, (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

     Certificates were issued with original principal amounts and pass-through rates set forth below:

       Designation               Pass-Through Rate    Principal Balance
   Class AF Certificates             7.461%(1)           $264,000,000
   Class MF-1 Certificates           8.028%(1)           $ 15,750,000
   Class MF-2 Certificates           8.584%(1)           $ 11,250,000
   Class BF Certificates             9.300%(1)           $  9,000,000
   Class C Certificates               Variable               (2)
   Class R Certificates               (3)                    (2)


(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.

(2)  The Class C and Class R Certificates do not have principal balances.

(3)  The Class R Certificates do not have an interest rate.

     The Certificates represent undivided ownership interest in a pool of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

     The Class AF, Class MF-1, Class MF-2, and Class BF Certificates were purchased by Banc of America Securities LLC (the "Underwriter"), from the Seller pursuant to an Underwriting Agreement dated November 23, 1999, and offered pursuant to Registration Statement No. 333-87351 by the Underwriter from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

     Elections will be made to treat certain assets of the Trust as a real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the Issuing REMIC.

     The description of the Mortgage Loans sold to the Trustee pursuant to the Trust Agreement as of the Closing Date begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

1.) Current Scheduled Principal Balance

                                   No. of         Scheduled
          Current Scheduled       Mortgage        Principal
        Principal Balance(s)      Loans(%)        Balance(%)
        --------------------      --------        ----------
           0.01 -  25,000.00         2.89              0.81
      25,000.01 -  50,000.00        24.44             11.85
      50,000.01 -  75,000.00        28.75             22.29
      75,000.01 - 100,000.00        18.48             20.10
     100,000.01 - 150,000.00        17.35             26.35
     150,000.01 - 200,000.00         6.10             13.12
     200,000.01 - 250,000.00         1.94              5.36
     250,000.01 - 300,000.00         0.04              0.12
                                     ----              ----
Totals:                            100.00            100.00
                                   ======            ======


2.) Current Mortgage Interest Rates

    Current                   No. of               Scheduled
Mortgage Interest             Mortgage              Principal
   Rates(%)                   Loans(%)             Balance(%)
   --------                   --------             ----------
 6.51 -   7.00                   0.11                   0.26
 7.01 -   7.50                   0.18                   0.24
 7.51 -   7.75                   0.25                   0.42
 7.76 -   8.00                   1.23                   1.82
 8.01 -   8.25                   1.16                   1.51
 8.26 -   8.50                   3.07                   3.81
 8.51 -   8.75                   3.35                   4.16
 8.76 -   9.00                   5.86                   7.24
 9.01 -   9.25                   3.28                   4.05
 9.26 -   9.50                   5.93                   6.22
 9.51 -   9.75                   7.27                   7.91
 9.76 -  10.00                   9.17                  10.09
10.01 -  10.25                   5.54                   5.30
10.26 -  10.50                   7.72                   7.69
10.51 -  10.75                   5.43                   5.49
10.76 -  11.00                   8.57                   8.31
11.01 -  11.25                   4.23                   3.69
11.26 -  11.50                   5.43                   4.72
11.51 -  11.75                   3.74                   3.05
11.76 -  12.00                   5.33                   4.46
12.01 -  12.25                   1.90                   1.51
12.26 -  12.50                   2.96                   2.18
12.51 -  12.75                   1.80                   1.33
12.76 -  13.00                   2.05                   1.40
13.01 -  13.25                   0.78                   0.53
13.26 -  13.50                   1.06                   0.78
13.51 -  13.75                   1.13                   0.71
13.76 -  14.00                   0.53                   0.29
14.01 -  14.25                   0.11                   0.05
14.26 -  14.50                   0.28                   0.29
14.51 -  14.75                   0.21                   0.25
14.76 -  15.00                   0.18                   0.11
15.01 -  15.25                   0.07                   0.06
15.26 -  15.50                   0.04                   0.01
15.51 -  15.75                   0.07                   0.04
                                 ----                   ----
Totals:                        100.00                 100.00
                               ======                 ======


3.) Original Combined Loan-to-Value Ratios


Original Combined                           No. of            Scheduled
Loan-to-Value                              Mortgage           Principal
     Ratio(%)                              Loans(%)           Balance(%)
     --------                              --------           ----------
     10.001 -   15.000                         0.07                0.04
     15.001 -   20.000                         0.14                0.07
     20.001 -   25.000                         0.39                0.20
     25.001 -   30.000                         0.32                0.14
     30.001 -   35.000                         0.53                0.28
     35.001 -   40.000                         0.85                0.50
     40.001 -   45.000                         1.23                0.81
     45.001 -   50.000                         2.43                1.56
     50.001 -   55.000                         2.05                1.55
     55.001 -   60.000                         3.63                3.08
     60.001 -   65.000                         6.00                5.81
     65.001 -   70.000                         9.95                9.43
     70.001 -   75.000                        12.59               11.93
     75.001 -   80.000                        25.89               27.42
     80.001 -   85.000                        14.74               16.31
     85.001 -   90.000                        17.43               18.59
     90.001 -   95.000                         1.76                2.28
                                               ----                ----
Totals:                                      100.00              100.00
                                             ======              ======




4.) Remaining Amortization Term
                                            No. of        Scheduled
        Remaining                          Mortgage       Principal
      Term (Months)                        Loans(%)       Balance(%)
      -------------                        --------       ----------
109 - 120                                     0.39              0.25
133 - 144                                     0.46              0.27
169 - 180                                    10.48              7.79
229 - 240                                     2.01              1.39
289 - 300                                     0.25              0.18
313 - 324                                     0.04              0.01
325 - 336                                     0.14              0.13
337 - 348                                     0.60              0.65
349 - 360                                    85.64             89.33
                                             -----             -----
Totals:                                     100.00            100.00
                                            ======            ======



5.) Occupancy Type of Mortgaged Premises


                                    No. of             Scheduled
                                   Mortgage            Principal
Occupancy Type                     Loans(%)            Balance(%)
--------------                     --------            ----------
Primary Home                          87.90                 90.65
Investor                              11.32                  8.51
Second Home                            0.78                  0.84
                                       ----                  ----
Totals:                              100.00                100.00
                                     ======                ======



6.) Origination Program

                                    No. of              Schedule
                                   Mortgage             Principal
Origination Program                Loans(%)            Balance(%)
-------------------                --------            ----------
Full Documentation                    81.87                 79.90
Limited Documentation                  4.02                  4.91
Stated Documentation                  13.33                 14.52
No Ratio                               0.78                  0.67
                                       ----                  ----
Totals:                              100.00                100.00
                                     ======                ======



7.) Mortgage Loan Purpose

                                    No. of              Scheduled
                                   Mortgage             Principal
      Loan Purpose                 Loans(%)            Balance(%)
      ------------                 --------            ----------
Purchase                              24.55                 24.63
Refinance (cash out)                  63.60                 61.44
Refinance (no cash out)               11.85                 13.93
                                      -----                 -----
Totals:                              100.00                100.00
                                     ======                ======




8.) Property Types of Mortgaged Premises

                                    No. of              Scheduled
                                   Mortgage             Principal
     Property Types                Loans(%)             Balance(%)
     --------------                --------             ----------

DeMinimus PUD                          0.04                  0.06
Manufactured Housing                   4.48                  3.27
PUD                                    1.62                  2.15
Townhouses                             0.53                  0.42
2-4 Family                             6.28                  6.81
High Rise Condo                        0.53                  0.58
Low Rise Condo                         2.65                  2.16
Single Family Detached                82.40                 83.36
Single Family Attached                 1.48                  1.19
                                       ----                  ----
Totals:                              100.00                100.00
                                     ======                ======



9.) State Distribution of Mortgaged Properties


          State        No. of Mortgage Loans(%)   Scheduled Principal Balance(%)
          -----        ------------------------   ------------------------------
Alaska                                     0.14                             0.21
Arizona                                    2.01                             2.33
Arkansas                                   1.13                             0.81
California                                 8.54                            12.28
Colorado                                   1.83                             2.48
Connecticut                                1.62                             1.82
Delaware                                   0.67                             0.61
District of Columbia                       0.18                             0.19
Florida                                    6.77                             5.98
Georgia                                    5.75                             5.67
Hawaii                                     1.02                             1.80
Idaho                                      0.99                             0.77
Illinois                                   4.51                             4.81
Indiana                                    4.06                             2.80
Iowa                                       1.34                             1.24
Kansas                                     1.16                             1.03
Kentucky                                   1.13                             0.87
Louisiana                                  2.54                             1.89
Maine                                      0.11                             0.08
Maryland                                   0.95                             1.22
Massachusetts                              0.35                             0.53
Michigan                                   5.15                             4.41
Minnesota                                  1.69                             2.01
Mississippi                                0.67                             0.50
Missouri                                   3.67                             3.20
Montana                                    0.18                             0.14
Nebraska                                   0.78                             0.73
Nevada                                     0.78                             0.82
New Jersey                                 1.73                             2.21
New Mexico                                 0.88                             0.99
New York                                   1.27                             2.11
North Carolina                             3.32                             2.87
North Dakota                               0.07                             0.04
Ohio                                       5.71                             4.89
Oklahoma                                   1.66                             1.30
Oregon                                     1.55                             1.91
Pennsylvania                               4.48                             4.25
Rhode Island                               0.25                             0.26
South Carolina                             0.74                             0.78
Tennessee                                  4.73                             3.64
Texas                                      5.89                             5.29
Utah                                       0.78                             1.07
Vermont                                    0.04                             0.04
Virginia                                   3.10                             3.14
Washington                                 1.52                             1.99
West Virginia                              0.56                             0.43
Wisconsin                                  2.01                             1.56
                                           ----                             ----
Totals:                                  100.00                           100.00
                                         ======                           ======


CREDIT GRADE

Saxon
Credit       Number of      Number of            Current           Current
Grade          Loans         Loans(%)           Balance(%)        Balance(%)
   A+              341         12.03             30,865,763          13.59
   A               414         14.60             36,249,103          15.96
   A-            1,042         36.75             86,690,313          38.17
   B               588         20.74             45,025,593          19.82
   C               392         13.83             24,565,197          10.81
   D                58          2.05              3,749,824           1.65
                    --          ----             ----------           ----
                 2,835        100.00            227,145,793         100.00
                 =====        ======            ===========         ======

Item 6. Resignations of Registrant's Directors. Not Applicable.

Item 7. Financial Statements and Exhibits

        (a) Financial statements of businesses acquired. Not Applicable.

        (b) Pro forma financial information. Not Applicable.

        (c) Exhibits

            Exhibit 1. Underwriting Agreement dated November 23, 1999, among Saxon Asset Securities Company, Saxon Mortgage Inc., and Banc of America Securities LLC.

            Exhibit 2. Trust Agreement dated November 1, 1999, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.

Item 8. Change in Fiscal Year. Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S. Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SAXON ASSET SECURITIES COMPANY


                                     By: /s/ Bradley D. Adams
                                         ---------------------
                                         Bradley D. Adams, Vice President


December 8, 1999

                                INDEX TO EXHIBITS

1 Underwriting Agreement dated November 23, 1999, among Saxon Asset Securities Company, Saxon Mortgage Inc., and Banc of America Securities LLC.

2 Trust Agreement dated November 1, 1999, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.